Exhibit 10.23
Tommy L. Andrews, John B. (Jack) Benton, Laura Jo De Cespedes, Kathleen Flanagan, George W. Gresham, Rahul Gupta, Kay J. Nichols, Larence Park and Kevin L. Reager have entered into Transition Assistance Agreements that are substantially identical in all respects to the Agreement with Clyde L. Thomas filed as Exhibit 10.34 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.